UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 25, 2005

Bear Stearns Asset Backed Securities I LLC
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	333-125422 (Commission File Number)	20-0842986 (IRS Employer Identification No.)
383 Madison Avenue, New York, New York (Address of principal executive offices)	10179 (Zip Code)

Registrant's telephone number, including area code 212-272-2000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 - Other Events

Item 8.01. Other Events.

This current report on Form 8-K relates to the monthly distribution reported to the holders of SACO I Trust 2005-5 Mortgage Pass-Through Certificates, Series 2005-5, which was made on August 25, 2005.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

(Exhibit No. Description)
99.1 Monthly distribution report pursuant to section 6.06 of the Pooling and Servicing Agreement for the distribution on August 25, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LASALLE BANK NATIONAL ASSOCIATION, IN ITS CAPACITY AS SECURITIES ADMINISTRATOR UNDER THE POOLING AND SERVICING AGREEMENT ON BEHALF OF BEAR STEARNS ASSET BACKED SECURITIES I LLC, REGISTRANT

By: /s/ Russell Goldenberg Russell Goldenberg Group Senior Vice President

Date: September 2, 2005
SACO I TRUST 2005-5
Mortgage Pass-Through Certificates, Series 2005-5
ABN AMRO Acct: 722835.1
Reporting Package Table of Contents
Payment Date:
Prior Payment:
Next Payment:
Record Date:
31-Aug-05
25-Aug-05
N/A
26-Sep-05
24-Aug-05
Administrator:
Amanda Hellyer 312.904.6299
amanda.hellyer@abnamro.com
Analyst:
Rachel Gaxiola 714.259.6216
Rachel.Gaxiola@ABNAMRO.com
Revised Date:
135 S. LaSalle Street, Suite 1625
Chicago, IL 60603
USA
Statements to Certificateholders
Cash Reconciliation Summary
Bond Interest Reconciliation
Bond Principal Reconciliation
Shortfall Summary Report
Swap Summary Report
Asset-Backed Facts ~ 15 Month Loan Status Summary Part I
Asset-Backed Facts ~ 15 Month Loan Status Summary Part II
Asset-Backed Facts ~ 15 Month Loan Payoff/Loss Summary
Realized Loss Detail
Page 2-3
Page 4-6

Page 8-9

Page 12-14
Page 15-17
Page 18-20
Page 21-23
Page(s)
Information is available for this issue from the following sources
Issue Id:
Monthly Data File
Name:
SACO0505
SACO0505_200508_3.ZIP
Closing Date:
First Payment Date:
Rated Final Payment: Date:
29-Jul-05
25-Aug-05
27-Aug-35
Parties to The Transaction
Depositor: Bear Stearns Asset Backed Securities I LLC
Underwriter: Bear Stearns & Co. Inc./Bear Stearns & Co. Inc.
Master Servicer: ABN AMRO LaSalle Bank N.A.
Rating Agency: Moody's Investors Service, Inc./Fitch Ratings
800.246.5761
LaSalle Factor Line
LaSalle Web Site
Servicer Web Site
www.etrustee.net
www.etrustee.net

31-Aug-2005 - 09:12 (W547- W575,W706) (c) 2005 LaSalle Bank N.A.

Class
CUSIP
Original
Opening
Principal
Principal
Negative
Closing
Interest
Interest
Pass-Through
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Next Rate(3)
WAC:
WAMM:
Next Index:
Payment Date:
Prior Payment:
Next Payment:
Record Date:
9.896852%
3.641250%
31-Aug-05
25-Aug-05
N/A
26-Sep-05
24-Aug-05
SACO I TRUST 2005-5
Mortgage Pass-Through Certificates, Series 2005-5
Face Value (1)
Balance
Payment
Adj. or Loss
Amortization
Balance
Payment (2)
Adjustment
Rate
225
Bond Payments
Revised Date:
ABN AMRO Acct: 722835.1
1000.000000000
31.582443786
0.000000000
968.417556214
2.797500013
3.8812500000%
0.00
0.00
0.000000000
3.7300000000%
0.000000000
785778FY2
I-A
391,450,000.00
12,362,947.62
0.00
379,087,052.38
1,095,081.38
391,450,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
2.992500000
4.1412500000%
0.00
0.00
0.000000000
3.9900000000%
0.000000000
785778FZ9
I-M-1
56,568,000.00
0.00
0.00
56,568,000.00
169,279.74
56,568,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
3.030000000
4.1912500000%
0.00
0.00
0.000000000
4.0400000000%
0.000000000
785778GA3
I-M-2
12,445,000.00
0.00
0.00
12,445,000.00
37,708.35
12,445,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
3.105000384
4.2912500000%
0.00
0.00
0.000000000
4.1400000000%
0.000000000
785778GB1
I-M-3
13,011,000.00
0.00
0.00
13,011,000.00
40,399.16
13,011,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
3.142500000
4.3412500000%
0.00
0.00
0.000000000
4.1900000000%
0.000000000
785778GC9
I-M-4
10,748,000.00
0.00
0.00
10,748,000.00
33,775.59
10,748,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
3.172500276
4.3812500000%
0.00
0.00
0.000000000
4.2300000000%
0.000000000
785778GD7
I-M-5
9,051,000.00
0.00
0.00
9,051,000.00
28,714.30
9,051,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
3.555000000
4.8912500000%
0.00
0.00
0.000000000
4.7400000000%
0.000000000
785778GE5
I-B-1
10,182,000.00
0.00
0.00
10,182,000.00
36,197.01
10,182,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
3.630000000
4.9912500000%
0.00
0.00
0.000000000
4.8400000000%
0.000000000
785778GF2
I-B-2
8,485,000.00
0.00
0.00
8,485,000.00
30,800.55
8,485,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
3.967499646
5.4412500000%
0.00
0.00
0.000000000
5.2900000000%
0.000000000
785778GG0
I-B-3
7,071,000.00
0.00
0.00
7,071,000.00
28,054.19
7,071,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
5.617500376
7.6412500000%
0.00
0.00
0.000000000
7.4900000000%
0.000000000
785778GH8
I-B-4
13,294,000.00
0.00
0.00
13,294,000.00
74,679.05
13,294,000.00
1000.000000000
0.000000000
0.000000000
978.145017074
5.133151131
0.00
25,184.68
0.044520996
N/A
0.000000000
N
785778HA2
I-C
565,680,964.00
0.00
0.00
553,318,016.19
2,903,725.88
565,680,964.00
1000.000000000
27.346188600
0.000000000
972.653811400
2.805000000
3.8912500000%
0.00
0.00
0.000000000
3.7400000000%
0.000000000
785778GJ4
II-A
129,194,000.00
3,532,963.49
0.00
125,661,036.51
362,389.17
129,194,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
3.030000000
4.1912500000%
0.00
0.00
0.000000000
4.0400000000%
0.000000000
785778GK1
II-M-1
5,638,000.00
0.00
0.00
5,638,000.00
17,083.14
5,638,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
3.067500000
4.2412500000%
0.00
0.00
0.000000000
4.0900000000%
0.000000000
785778GL9
II-M-2
4,984,000.00
0.00
0.00
4,984,000.00
15,288.42
4,984,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
3.105000000
4.2912500000%
0.00
0.00
0.000000000
4.1400000000%
0.000000000
785778GM7
II-M-3
3,186,000.00
0.00
0.00
3,186,000.00
9,892.53
3,186,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
3.180000000
4.3912500000%
0.00
0.00
0.000000000
4.2400000000%
0.000000000
785778GN5
II-M-4
2,860,000.00
0.00
0.00
2,860,000.00
9,094.80
2,860,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
3.255000000
4.4912500000%
0.00
0.00
0.000000000
4.3400000000%
0.000000000
785778GP0
II-M-5
2,614,000.00
0.00
0.00
2,614,000.00
8,508.57
2,614,000.00
31-Aug-2005 - 09:12 (W547- W575,W706) (c) 2005 LaSalle Bank N.A.

Notes: (1) N denotes notional balance not included in total (2) Accrued Interest Plus/Minus Interest Adjustment Minus Deferred Interest equals Interest Payment (3) Estimated. * Denotes Controlling Class

Class
CUSIP
Original
Opening
Principal
Principal
Negative
Closing
Interest
Interest
Pass-Through
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Next Rate(3)
WAC:
WAMM:
Next Index:
Payment Date:
Prior Payment:
Next Payment:
Record Date:
9.896852%
3.641250%
31-Aug-05
25-Aug-05
N/A
26-Sep-05
24-Aug-05
SACO I TRUST 2005-5
Mortgage Pass-Through Certificates, Series 2005-5
Face Value (1)
Balance
Payment
Adj. or Loss
Amortization
Balance
Payment (2)
Adjustment
Rate
225
Bond Payments
Revised Date:
ABN AMRO Acct: 722835.1
1000.000000000
0.000000000
0.000000000
1000.000000000
3.292499013
4.5412500000%
0.00
0.00
0.000000000
4.3900000000%
0.000000000
785778GQ8
II-M-6
2,533,000.00
0.00
0.00
2,533,000.00
8,339.90
2,533,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
3.667498776
5.0412500000%
0.00
0.00
0.000000000
4.8900000000%
0.000000000
785778GR6
II-M-7
2,043,000.00
0.00
0.00
2,043,000.00
7,492.70
2,043,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
3.892498725
5.3412500000%
0.00
0.00
0.000000000
5.1900000000%
0.000000000
785778GS4
II-M-8
1,961,000.00
0.00
0.00
1,961,000.00
7,633.19
1,961,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
4.417503060
6.0412500000%
0.00
0.00
0.000000000
5.8900000000%
0.000000000
785778GT2
II-M-9
1,634,000.00
0.00
0.00
1,634,000.00
7,218.20
1,634,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
4.867500000
6.6412500000%
0.00
0.00
0.000000000
6.4900000000%
0.000000000
785778GU9
II-B-1
1,552,000.00
0.00
0.00
1,552,000.00
7,554.36
1,552,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
4.867501610
6.6412500000%
0.00
0.00
0.000000000
6.4900000000%
0.000000000
785778GV7
II-B-2
1,553,000.00
0.00
0.00
1,553,000.00
7,559.23
1,553,000.00
1000.000000000
0.000000000
0.000000000
978.380167623
3.320340659
0.00
0.00
0.000000000
N/A
0.000000000
N
785778HC8
II-E
163,413,106.00
0.00
0.00
159,880,142.04
542,587.18
163,413,106.00
0.000000000
0.000000000
0.000000000
0.000000000
0.000000000
0.00
0.00
0.000000000
N/A
0.000000000
785778HB0
II-S
0.00
0.00
0.00
0.00
0.00
0.00
0.000000000
0.000000000
0.000000000
0.000000000
0.000000000
0.00
0.00
0.000000000
N/A
0.000000000
785778GW5
I-R-1
0.00
0.00
0.00
0.00
0.00
0.00
0.000000000
0.000000000
0.000000000
0.000000000
0.000000000
0.00
0.00
0.000000000
N/A
0.000000000
785778GX3
I-R-2
0.00
0.00
0.00
0.00
0.00
0.00
0.000000000
0.000000000
0.000000000
0.000000000
0.000000000
0.00
0.00
0.000000000
N/A
0.000000000
785778GY1
I-R-3
0.00
0.00
0.00
0.00
0.00
0.00
0.000000000
0.000000000
0.000000000
0.000000000
0.000000000
0.00
0.00
0.000000000
N/A
0.000000000
785778GZ8
I-RX
0.00
0.00
0.00
0.00
0.00
0.00
Total P&I Payment
0.00
25,184.68
692,057,000.00
692,057,000.00
21,384,967.70
Total
676,161,088.89
15,895,911.11
0.00
5,489,056.59
31-Aug-2005 - 09:12 (W547- W575,W706) (c) 2005 LaSalle Bank N.A.

Notes: (1) N denotes notional balance not included in total (2) Accrued Interest Plus/Minus Interest Adjustment Minus Deferred Interest equals Interest Payment (3) Estimated. * Denotes Controlling Class

SACO I TRUST 2005-5
Payment Date:
Prior Payment:
Next Payment:
Record Date:
31-Aug-05
25-Aug-05
N/A
26-Sep-05
24-Aug-05
Mortgage Pass-Through Certificates, Series 2005-5
ABN AMRO Acct: 722835.1
Revised Date:
Cash Reconciliation Summary
Interest Summary
Available Interest
5,734,499.27
Fee Summary
Total Servicing Fees
Principal Summary
Scheduled Principal Distribution
Unscheduled:
Curtailments
Prepayments in Full
Liquidation Proceeds
Repurchase Proceeds
Other Principal Proceeds
Unscheduled Principal Distribution
Remittance Principal
Servicer Wire Amount
1,179,948.79
195,912.99
14,520,049.33
0.00
0.00
0.00
21,630,410.38
Pool Balance Summary
Beginning Pool
Scheduled Principal Distribution
Unscheduled Principal Distribution
Deferred Interest
Liquidations
Repurchases
Ending Pool
Balance/Amount
Count
729,094,069.32
1,179,948.79
14,715,962.32
0.00
0.00
0.00
713,198,158.23
15,914
267
0
0
15,643
303,735.25
Overcollateralization Increase Amt
Trigger Event
No
0.00
15,895,911.11
Overcollateralization Amt
37,037,069.32
Less OC Increase Amount
Remittance Interest
0.00
5,734,499.27
14,715,962.32
Interest Due Trust
5,734,499.27
Total Fees
303,799.08
Reimbursement Amt
Class II-A Policy - Interest
Class II-A Policy - Principal
Other
Total Reimbursement Amt
Rolling 3-Month Delinquency
%
0.07
0
Total LPMI Fees
0.00
0.00
0.00
0.00
Less Extraordinary Trust Expense
0.00
Master Servicing Fees
63.83
0.00

31-Aug-2005 - 09:12 (W547- W575,W706) (c) 2005 LaSalle Bank N.A.

SACO I TRUST 2005-5
Payment Date:
Prior Payment:
Next Payment:
Record Date:
31-Aug-05
25-Aug-05
N/A
26-Sep-05
24-Aug-05
Mortgage Pass-Through Certificates, Series 2005-5
ABN AMRO Acct: 722835.1
Revised Date:
Cash Reconciliation Summary Group I Loans
Interest Summary
Available Interest
4,723,857.88
Fee Summary
Total Servicing Fees
Principal Summary
Scheduled Principal Distribution
Unscheduled:
Curtailments
Prepayments in Full
Liquidation Proceeds
Repurchase Proceeds
Other Principal Proceeds
Unscheduled Principal Distribution
Remittance Principal
Servicer Wire Amount
315,785.69
114,015.57
11,933,146.36
0.00
0.00
0.00
17,086,805.50
Pool Balance Summary
Beginning Pool
Scheduled Principal Distribution
Unscheduled Principal Distribution
Deferred Interest
Liquidations
Repurchases
Ending Pool
Balance/Amount
Count
565,680,963.79
315,785.69
12,047,161.93
0.00
0.00
0.00
553,318,016.19
12,744
211
0
0
12,533
264,160.75
Trigger Event
No
12,362,947.62
Overcollateralization Amt
37,037,069.32
Remittance Interest
4,723,857.88
12,047,161.93
Interest Due Trust
4,723,857.88
Total Fees
264,224.58
Reimbursement Amt
Class II-A Policy - Interest
Class II-A Policy - Principal
Other
Total Reimbursement Amt
Rolling 3-Month Delinquency
%
0.07
0
Total LPMI Fees
0.00
0.00
0.00
0.00
Less Extraordinary Trust Expense
0.00
Master Servicing Fees
63.83
0.00

31-Aug-2005 - 09:12 (W547- W575,W706) (c) 2005 LaSalle Bank N.A.

SACO I TRUST 2005-5
Payment Date:
Prior Payment:
Next Payment:
Record Date:
31-Aug-05
25-Aug-05
N/A
26-Sep-05
24-Aug-05
Mortgage Pass-Through Certificates, Series 2005-5
ABN AMRO Acct: 722835.1
Revised Date:
Cash Reconciliation Summary Group II HELOCs
Interest Summary
Available Interest
1,010,641.40
Fee Summary
Total Servicing Fees
Principal Summary
Scheduled Principal Distribution
Unscheduled:
Curtailments
Prepayments in Full
Liquidation Proceeds
Repurchase Proceeds
Other Principal Proceeds
Unscheduled Principal Distribution
Remittance Principal
Servicer Wire Amount
864,163.10
81,897.42
2,586,902.97
0.00
0.00
0.00
4,543,604.89
Pool Balance Summary
Beginning Pool
Scheduled Principal Distribution
Unscheduled Principal Distribution
Deferred Interest
Liquidations
Repurchases
Ending Pool
Balance/Amount
Count
163,413,105.53
864,163.10
2,668,800.39
0.00
0.00
0.00
159,880,142.04
3,281
59
0
0
3,222
39,574.50
Trigger Event
No
3,532,963.49
Overcollateralization Amt
37,037,069.32
Remittance Interest
1,010,641.40
2,668,800.39
Interest Due Trust
1,010,641.40
Total Fees
39,574.50
Reimbursement Amt
Class II-A Policy - Interest
Class II-A Policy - Principal
Other
Total Reimbursement Amt
Rolling 3-Month Delinquency
%
0.07
0
Total LPMI Fees
0.00
0.00
0.00
0.00
Less Extraordinary Trust Expense
0.00
Master Servicing Fees
0.00
0.00

31-Aug-2005 - 09:12 (W547- W575,W706) (c) 2005 LaSalle Bank N.A.

SACO I TRUST 2005-5
Class
Payment Date:
Prior Payment:
Next Payment:
Record Date:
31-Aug-05
25-Aug-05
N/A
26-Sep-05
24-Aug-05
Mortgage Pass-Through Certificates, Series 2005-5
ABN AMRO Acct: 722835.1
Bond Interest Reconciliation
Additions
Accrual
Method Days
Revised Date:
Accrued
Certificate
Interest
Prior
Int Carry-Fwd
Shortfall
Prior
Shortfall
Reimbursement
Other
Interest
Proceeds
Other
Interest
Losses
Current
Int Carry-Fwd
Shortfall
Remaining
Int Carry-Fwd
Shortfall
Net Cap Rate
in Effect
Y/N
Distributable
Certificate
Interest
Interest
Payment
Amount
Deductions
Outstanding
Deposits from YM
Agreement
Remaining Basis Risk
Carry-Fwd Shortfall
Current Basis Risk
Carry-Fwd Shortfall
0.00
27
1,095,081.38
1,095,081.38
Act/360
0.00
1,095,081.38
0.00
0.00
0.00
0.00
No
I-A
0.00
0.00
0.00
0.00
27
169,279.74
169,279.74
Act/360
0.00
169,279.74
0.00
0.00
0.00
0.00
No
I-M-1
0.00
0.00
0.00
0.00
27
37,708.35
37,708.35
Act/360
0.00
37,708.35
0.00
0.00
0.00
0.00
No
I-M-2
0.00
0.00
0.00
0.00
27
40,399.16
40,399.16
Act/360
0.00
40,399.16
0.00
0.00
0.00
0.00
No
I-M-3
0.00
0.00
0.00
0.00
27
33,775.59
33,775.59
Act/360
0.00
33,775.59
0.00
0.00
0.00
0.00
No
I-M-4
0.00
0.00
0.00
0.00
27
28,714.30
28,714.30
Act/360
0.00
28,714.30
0.00
0.00
0.00
0.00
No
I-M-5
0.00
0.00
0.00
0.00
27
36,197.01
36,197.01
Act/360
0.00
36,197.01
0.00
0.00
0.00
0.00
No
I-B-1
0.00
0.00
0.00
0.00
27
30,800.55
30,800.55
Act/360
0.00
30,800.55
0.00
0.00
0.00
0.00
No
I-B-2
0.00
0.00
0.00
0.00
27
28,054.19
28,054.19
Act/360
0.00
28,054.19
0.00
0.00
0.00
0.00
No
I-B-3
0.00
0.00
0.00
0.00
27
74,679.05
74,679.05
Act/360
0.00
74,679.05
0.00
0.00
0.00
0.00
No
I-B-4
0.00
0.00
0.00
0.00
27
2,903,725.88
2,903,725.88
30/360
0.00
2,878,541.20
0.00
0.00
0.00
0.00
Yes
I-C
0.00
0.00
0.00
0.00
27
362,389.17
362,389.17
Act/360
0.00
362,389.17
0.00
0.00
0.00
0.00
No
II-A
0.00
0.00
0.00
0.00
27
17,083.14
17,083.14
Act/360
0.00
17,083.14
0.00
0.00
0.00
0.00
No
II-M-1
0.00
0.00
0.00
0.00
27
15,288.42
15,288.42
Act/360
0.00
15,288.42
0.00
0.00
0.00
0.00
No
II-M-2
0.00
0.00
0.00
0.00
27
9,892.53
9,892.53
Act/360
0.00
9,892.53
0.00
0.00
0.00
0.00
No
II-M-3
0.00
0.00
0.00
0.00
27
9,094.80
9,094.80
Act/360
0.00
9,094.80
0.00
0.00
0.00
0.00
No
II-M-4
0.00
0.00
0.00
0.00
27
8,508.57
8,508.57
Act/360
0.00
8,508.57
0.00
0.00
0.00
0.00
No
II-M-5
0.00
0.00
0.00
0.00
27
8,339.90
8,339.90
Act/360
0.00
8,339.90
0.00
0.00
0.00
0.00
No
II-M-6
0.00
0.00
0.00
0.00
27
7,492.70
7,492.70
Act/360
0.00
7,492.70
0.00
0.00
0.00
0.00
No
II-M-7
0.00
0.00
0.00
0.00
27
7,633.19
7,633.19
Act/360
0.00
7,633.19
0.00
0.00
0.00
0.00
No
II-M-8
0.00
0.00
0.00
0.00
27
7,218.20
7,218.20
Act/360
0.00
7,218.20
0.00
0.00
0.00
0.00
No
II-M-9
0.00
0.00
0.00
0.00
27
7,554.36
7,554.36
Act/360
0.00
7,554.36
0.00
0.00
0.00
0.00
No
II-B-1
0.00
0.00
0.00
0.00
27
7,559.23
7,559.23
Act/360
0.00
7,559.23
0.00
0.00
0.00
0.00
No
II-B-2
0.00
0.00
0.00
0.00
27
542,587.18
542,587.18
30/360
0.00
542,587.18
0.00
0.00
0.00
0.00
No
II-E
0.00
0.00
0.00
0.00
0.00
0.00
5,463,871.91
5,489,056.59
5,489,056.59
0.00
0.00
0.00
0.00
0.00
0.00
(2) Interest Carry-Forward Shortfall is unpaid interest with interest thereon
(3) Basis Risk Carry-Forward Shortfall - difference between LIBOR plus margin and the Net Rate Cap.
31-Aug-2005 - 09:12 (W547- W575,W706) (c) 2005 LaSalle Bank N.A.

(1) Other Interest Proceeds are additional interest amounts specifically allocated to the bond(s) and used in determining the bonds Distributable Interest.

SACO I TRUST 2005-5
Payment Date:
Prior Payment:
Next Payment:
Record Date:
31-Aug-05
25-Aug-05
N/A
26-Sep-05
24-Aug-05
Mortgage Pass-Through Certificates, Series 2005-5
ABN AMRO Acct: 722835.1
Bond Principal Reconciliation
Credit Support
Original
Current(4)
Revised Date:
Beginning
Class Balance
Unscheduled
Principal
Payment
Extra
Principal
Payment Amt
Prior
Loss
Reimburs.
Rated
Final
Maturity
Class
Current
Losses
Original
Class Balance
Scheduled
Principal
Payment
Ending
Class Balance
Cumulative
Losses
Interest on
Losses
Additions
Losses
3.00
1.00
I-A
24.58%
25.18%
8/25/2035
379,087,052.38
0.00
0.00
391,450,000.00
391,450,000.00
315,785.69
0.00
0.00
0.00
12,047,161.93
I-M-1
13.68%
14.01%
8/25/2035
56,568,000.00
0.00
0.00
56,568,000.00
56,568,000.00
0.00
0.00
0.00
0.00
0.00
I-M-2
11.28%
11.56%
8/25/2035
12,445,000.00
0.00
0.00
12,445,000.00
12,445,000.00
0.00
0.00
0.00
0.00
0.00
I-M-3
8.77%
8.99%
8/25/2035
13,011,000.00
0.00
0.00
13,011,000.00
13,011,000.00
0.00
0.00
0.00
0.00
0.00
I-M-4
6.70%
6.87%
8/25/2035
10,748,000.00
0.00
0.00
10,748,000.00
10,748,000.00
0.00
0.00
0.00
0.00
0.00
I-M-5
4.96%
5.08%
8/25/2035
9,051,000.00
0.00
0.00
9,051,000.00
9,051,000.00
0.00
0.00
0.00
0.00
0.00
I-B-1
3.00%
3.07%
8/25/2035
10,182,000.00
0.00
0.00
10,182,000.00
10,182,000.00
0.00
0.00
0.00
0.00
0.00
I-B-2
1.36%
1.40%
8/25/2035
8,485,000.00
0.00
0.00
8,485,000.00
8,485,000.00
0.00
0.00
0.00
0.00
0.00
I-B-3
0.00%
0.00%
8/25/2035
7,071,000.00
0.00
0.00
7,071,000.00
7,071,000.00
0.00
0.00
0.00
0.00
0.00
I-B-4
0.00%
0.00%
8/25/2035
13,294,000.00
0.00
0.00
13,294,000.00
13,294,000.00
0.00
0.00
0.00
0.00
0.00
I-C
NA
NA
8/25/2035
553,318,016.19
0.00
0.00
565,680,964.00
565,680,964.00
0.00
0.00
0.00
0.00
0.00
II-A
19.13%
19.56%
8/25/2035
125,661,036.51
0.00
0.00
129,194,000.00
129,194,000.00
864,163.10
0.00
0.00
0.00
2,668,800.39
II-M-1
15.60%
15.95%
8/25/2035
5,638,000.00
0.00
0.00
5,638,000.00
5,638,000.00
0.00
0.00
0.00
0.00
0.00
II-M-2
12.48%
12.76%
8/25/2035
4,984,000.00
0.00
0.00
4,984,000.00
4,984,000.00
0.00
0.00
0.00
0.00
0.00
II-M-3
10.49%
10.72%
8/25/2035
3,186,000.00
0.00
0.00
3,186,000.00
3,186,000.00
0.00
0.00
0.00
0.00
0.00
II-M-4
8.69%
8.89%
8/25/2035
2,860,000.00
0.00
0.00
2,860,000.00
2,860,000.00
0.00
0.00
0.00
0.00
0.00
II-M-5
7.06%
7.22%
8/25/2035
2,614,000.00
0.00
0.00
2,614,000.00
2,614,000.00
0.00
0.00
0.00
0.00
0.00
II-M-6
5.47%
5.60%
8/25/2035
2,533,000.00
0.00
0.00
2,533,000.00
2,533,000.00
0.00
0.00
0.00
0.00
0.00
II-M-7
4.19%
4.29%
8/25/2035
2,043,000.00
0.00
0.00
2,043,000.00
2,043,000.00
0.00
0.00
0.00
0.00
0.00
II-M-8
2.97%
3.03%
8/25/2035
1,961,000.00
0.00
0.00
1,961,000.00
1,961,000.00
0.00
0.00
0.00
0.00
0.00
II-M-9
1.94%
1.99%
8/25/2035
1,634,000.00
0.00
0.00
1,634,000.00
1,634,000.00
0.00
0.00
0.00
0.00
0.00
II-B-1
0.97%
0.99%
8/25/2035
1,552,000.00
0.00
0.00
1,552,000.00
1,552,000.00
0.00
0.00
0.00
0.00
0.00
II-B-2
0.00%
0.00%
8/25/2035
1,553,000.00
0.00
0.00
1,553,000.00
1,553,000.00
0.00
0.00
0.00
0.00
0.00
II-E
NA
NA
8/25/2035
159,880,142.04
0.00
0.00
163,413,106.00
163,413,106.00
0.00
0.00
0.00
0.00
0.00
31-Aug-2005 - 09:12 (W547- W575,W706) (c) 2005 LaSalle Bank N.A.

(1) Extra Principal Amounts: the lessor of (i) the excess, if any, of the overcollateralization Target Amount over the Overcollateralization Amount.

SACO I TRUST 2005-5
Payment Date:
Prior Payment:
Next Payment:
Record Date:
31-Aug-05
25-Aug-05
N/A
26-Sep-05
24-Aug-05
Mortgage Pass-Through Certificates, Series 2005-5
ABN AMRO Acct: 722835.1
Bond Principal Reconciliation
Credit Support
Original
Current(4)
Revised Date:
Beginning
Class Balance
Unscheduled
Principal
Payment
Extra
Principal
Payment Amt
Prior
Loss
Reimburs.
Rated
Final
Maturity
Class
Current
Losses
Original
Class Balance
Scheduled
Principal
Payment
Ending
Class Balance
Cumulative
Losses
Interest on
Losses
Additions
Losses
3.00
24.00
0.00
0.00
0.00
1,179,948.79
0.00
14,715,962.32
0.00
692,057,000.00
676,161,088.89
692,057,000.00
31-Aug-2005 - 09:12 (W547- W575,W706) (c) 2005 LaSalle Bank N.A.

(1) Extra Principal Amounts: the lessor of (i) the excess, if any, of the overcollateralization Target Amount over the Overcollateralization Amount.

SACO I TRUST 2005-5
Payment Date:
Prior Payment:
Next Payment:
Record Date:
31-Aug-05
25-Aug-05
N/A
26-Sep-05
24-Aug-05
Mortgage Pass-Through Certificates, Series 2005-5
ABN AMRO Acct: 722835.1
Interest Adjustments Summary
Revised Date:
0.00
0.00
0.00
0.00
Special Servicing Fees
Workout Fees
Liquidation Fees
Legal Fees
0.00
0.00
Misc. Fees & Expenses Paid by/to Servicer
Interest Paid to Servicer on Outstanding Advances
0.00
0.00
ASER Interest Advance Reduction
Interest Not Advanced (Current Period)
Recoup of Prior Advances by Servicer
0.00
0.00
Servicing Fees Paid Servicer on Loans Not Advanced
Misc. Fees & Expenses Paid by Trust
0.00
0.00
0.00
Shortfall Due to Rate Modification
Total Shortfall Allocated to the Bonds
Total Interest Adjustment to the Bonds
0.00
Shortfall Allocated to the Bonds:
Excess Allocated to the Bonds:
Other Interest Proceeds Due the Bonds
Yield Maintenance Penalties Due the Bonds
Prepayment Penalties Due the Bonds
Recovered ASER Interest Due the Bonds
Recovered Interest Due the Bonds
Less Total Shortfall Allocated to the Bonds
Total Excess Allocated to the Bonds
25,184.68
25,184.68
Total Excess Allocated to the Bonds
25,184.68
0.00
Aggregate Interest Adjustment Allocated to the Bonds
0.00
25,184.68
0.00
0.00
Prepayment Interest Excess Due the Bonds
0.00
ARD Excess Interest
0.00
0.00
0.00
Net Prepayment Int. Shortfalls Allocated to the Bonds
Other Interest Loss
Interest Income
0.00

31-Aug-2005 - 09:12 (W547- W575,W706) (c) 2005 LaSalle Bank N.A.

SACO I TRUST 2005-5
Payment Date:
Prior Payment:
Next Payment:
Record Date:
31-Aug-05
25-Aug-05
N/A
26-Sep-05
24-Aug-05
Mortgage Pass-Through Certificates, Series 2005-5
ABN AMRO Acct: 722835.1
SWAP Payments
Revised Date:
Net Swap payment payable to the Swap Provider
Net Swap payment payable to the Swap Administrator
Swap Termination payment payable to the Swap Administrator
Swap Termination payment payable to the Swap Provider
0.00
245,442.68
0.00
0.00

31-Aug-2005 - 09:12 (W547- W575,W706) (c) 2005 LaSalle Bank N.A.

SACO I TRUST 2005-5
Payment Date:
Prior Payment:
Next Payment:
Record Date:
31-Aug-05
25-Aug-05
N/A
26-Sep-05
24-Aug-05
Mortgage Pass-Through Certificates, Series 2005-5
ABN AMRO Acct: 722835.1
Asset-Backed Facts ~ 15 Month Historical Loan Status Summary Part I
Distribution
Date
REO
# Balance
Revised Date:
Foreclosure
Delinq 3+ Months
Delinq 2 Months
Delinq 1 Month
Current
# Balance
# Balance
# Balance
# Balance
# Balance
Delinquency Aging Categories
0.75%
0.64%
0.04%
0.05%
3
0.02%
142,116
0.02%
0.00%
0.00%
0.00%
0.00%
25-Aug-05
117
4,579,988
6
339,236
0
0
0
0
15,517
708,136,818
99.19%
99.29%

31-Aug-2005 - 09:12 (W547- W575,W706) (c) 2005 LaSalle Bank N.A.

SACO I TRUST 2005-5
Payment Date:
Prior Payment:
Next Payment:
Record Date:
31-Aug-05
25-Aug-05
N/A
26-Sep-05
24-Aug-05
Mortgage Pass-Through Certificates, Series 2005-5
ABN AMRO Acct: 722835.1
Asset-Backed Facts ~ 15 Month Historical Loan Status Summary Part I
Distribution
Date
REO
# Balance
Revised Date:
Foreclosure
Delinq 3+ Months
Delinq 2 Months
Delinq 1 Month
Current
# Balance
# Balance
# Balance
# Balance
# Balance
Delinquency Aging Categories
Group I Loans
0.76%
0.64%
0.01%
0.01%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
25-Aug-05
95
3,538,841
1
71,871
0
0
0
0
12,437
549,707,304
99.23%
99.35%

31-Aug-2005 - 09:12 (W547- W575,W706) (c) 2005 LaSalle Bank N.A.

SACO I TRUST 2005-5
Payment Date:
Prior Payment:
Next Payment:
Record Date:
31-Aug-05
25-Aug-05
N/A
26-Sep-05
24-Aug-05
Mortgage Pass-Through Certificates, Series 2005-5
ABN AMRO Acct: 722835.1
Asset-Backed Facts ~ 15 Month Historical Loan Status Summary Part I
Distribution
Date
REO
# Balance
Revised Date:
Foreclosure
Delinq 3+ Months
Delinq 2 Months
Delinq 1 Month
Current
# Balance
# Balance
# Balance
# Balance
# Balance
Delinquency Aging Categories
Group II HELOCs
0.68%
0.65%
0.16%
0.17%
3
0.09%
142,116
0.09%
0.00%
0.00%
0.00%
0.00%
25-Aug-05
22
1,041,147
5
267,365
0
0
0
0
3,192
158,429,514
99.07%
99.09%

31-Aug-2005 - 09:12 (W547- W575,W706) (c) 2005 LaSalle Bank N.A.

SACO I TRUST 2005-5
Payment Date:
Prior Payment:
Next Payment:
Record Date:
31-Aug-05
25-Aug-05
N/A
26-Sep-05
24-Aug-05
Mortgage Pass-Through Certificates, Series 2005-5
ABN AMRO Acct: 722835.1
Distribution
Date
Revised Date:
Current 31 - 60 Days 61 - 90 Days 90 + Days
# Balance # Balance # Balance # Balance
Current 31 - 60 Days 61 - 90 Days 90 + Days
# Balance # Balance # Balance # Balance
In Foreclosure and Delinquent
In Bankruptcy and Delinquent
In REO and Delinquent
Asset-Backed Facts ~ 15 Month Historical Loan Status Summary Part II
Current
#
#
#
31 - 60 Days
61 - 90 Days
90 + Days
#
Balance
Balance
Balance
Balance
25-Aug-05
0
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00% 0.00%
0.00% 0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0

31-Aug-2005 - 09:12 (W547- W575,W706) (c) 2005 LaSalle Bank N.A.

SACO I TRUST 2005-5
Payment Date:
Prior Payment:
Next Payment:
Record Date:
31-Aug-05
25-Aug-05
N/A
26-Sep-05
24-Aug-05
Mortgage Pass-Through Certificates, Series 2005-5
ABN AMRO Acct: 722835.1
Distribution
Date
Revised Date:
Current 31 - 60 Days 61 - 90 Days 90 + Days
# Balance # Balance # Balance # Balance
Current 31 - 60 Days 61 - 90 Days 90 + Days
# Balance # Balance # Balance # Balance
In Foreclosure and Delinquent
In Bankruptcy and Delinquent
In REO and Delinquent
Asset-Backed Facts ~ 15 Month Historical Loan Status Summary Part II - Group I Loans
Current
#
#
#
31 - 60 Days
61 - 90 Days
90 + Days
#
Balance
Balance
Balance
Balance
25-Aug-05
0
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00% 0.00%
0.00% 0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0

31-Aug-2005 - 09:12 (W547- W575,W706) (c) 2005 LaSalle Bank N.A.

SACO I TRUST 2005-5
Payment Date:
Prior Payment:
Next Payment:
Record Date:
31-Aug-05
25-Aug-05
N/A
26-Sep-05
24-Aug-05
Mortgage Pass-Through Certificates, Series 2005-5
ABN AMRO Acct: 722835.1
Distribution
Date
Revised Date:
Current 31 - 60 Days 61 - 90 Days 90 + Days
# Balance # Balance # Balance # Balance
Current 31 - 60 Days 61 - 90 Days 90 + Days
# Balance # Balance # Balance # Balance
In Foreclosure and Delinquent
In Bankruptcy and Delinquent
In REO and Delinquent
Asset-Backed Facts ~ 15 Month Historical Loan Status Summary Part II - Group II HELOCs
Current
#
#
#
31 - 60 Days
61 - 90 Days
90 + Days
#
Balance
Balance
Balance
Balance
25-Aug-05
0
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00% 0.00%
0.00% 0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0

31-Aug-2005 - 09:12 (W547- W575,W706) (c) 2005 LaSalle Bank N.A.

SACO I TRUST 2005-5
Payment Date:
Prior Payment:
Next Payment:
Record Date:
31-Aug-05
25-Aug-05
N/A
26-Sep-05
24-Aug-05
Mortgage Pass-Through Certificates, Series 2005-5
Asset-Backed Facts ~ 15 Month Historical Payoff/Loss Summary
Distribution
Date
Ending Pool (1)
Payoffs(2)
Penalties
Appraisal Reduct. (2)
Liquidations (2)
Realized Losses (2)
Remaining Term
Curr Weighted Avg.
# Balance
# Balance
# Amount
# Balance
# Balance
# Amount
Life
Coupon Remit
Revised Date:
Amort
ABN AMRO Acct: 722835.1
25-Aug-05
15,643
97.62%
713,198,158
97.82%
1.68%
1.99%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
225
333
9.90%
9.38%
28
29,735
267
14,520,049
(1) Percentage based on pool as of cutoff. (2) Percentage based on pool as of beginning of period.

31-Aug-2005 - 09:12 (W547- W575,W706) (c) 2005 LaSalle Bank N.A.

SACO I TRUST 2005-5
Payment Date:
Prior Payment:
Next Payment:
Record Date:
31-Aug-05
25-Aug-05
N/A
26-Sep-05
24-Aug-05
Mortgage Pass-Through Certificates, Series 2005-5
Asset-Backed Facts ~ 15 Month Historical Payoff/Loss Summary
Distribution
Date
Ending Pool (1)
Payoffs(2)
Penalties
Appraisal Reduct. (2)
Liquidations (2)
Realized Losses (2)
Remaining Term
Curr Weighted Avg.
# Balance
# Balance
# Amount
# Balance
# Balance
# Amount
Life
Coupon Remit
Revised Date:
Group I Loans
Amort
ABN AMRO Acct: 722835.1
25-Aug-05
12,533
78.21%
553,318,016
75.89%
1.66%
2.11%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
209
341
10.53%
10.01%
15
25,185
211
11,933,146
(1) Percentage based on pool as of cutoff. (2) Percentage based on pool as of beginning of period.

31-Aug-2005 - 09:12 (W547- W575,W706) (c) 2005 LaSalle Bank N.A.

SACO I TRUST 2005-5
Payment Date:
Prior Payment:
Next Payment:
Record Date:
31-Aug-05
25-Aug-05
N/A
26-Sep-05
24-Aug-05
Mortgage Pass-Through Certificates, Series 2005-5
Asset-Backed Facts ~ 15 Month Historical Payoff/Loss Summary
Distribution
Date
Ending Pool (1)
Payoffs(2)
Penalties
Appraisal Reduct. (2)
Liquidations (2)
Realized Losses (2)
Remaining Term
Curr Weighted Avg.
# Balance
# Balance
# Amount
# Balance
# Balance
# Amount
Life
Coupon Remit
Revised Date:
Group II HELOCs
Amort
ABN AMRO Acct: 722835.1
25-Aug-05
3,222
20.11%
159,880,142
21.93%
1.80%
1.58%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
279
305
7.71%
7.20%
13
0
59
2,586,903
(1) Percentage based on pool as of cutoff. (2) Percentage based on pool as of beginning of period.

31-Aug-2005 - 09:12 (W547- W575,W706) (c) 2005 LaSalle Bank N.A.

SACO I TRUST 2005-5
Payment Date:
Prior Payment:
Next Payment:
Record Date:
31-Aug-05
25-Aug-05
N/A
26-Sep-05
24-Aug-05
Mortgage Pass-Through Certificates, Series 2005-5
ABN AMRO Acct: 722835.1
Realized Loss Detail
Period
Disclosure
Control #
Appraisal
Date
Appraisal
Value
Beginning
Scheduled
Balance
Gross
Proceeds
Gross Proceeds
as a % of
Sched. Balance
Aggregate
Liquidation
Expenses *
Net
Liquidation
Proceeds
Net Proceeds
as a % of
Sched. Balance
Realized
Loss
Revised Date:
Current Total
Cumulative
31-Aug-2005 - 09:12 (W547- W575,W706) (c) 2005 LaSalle Bank N.A.

* Aggregate liquidation expenses also include outstanding P&I advances and unpaid servicing fees, unpaid trustee fees, etc..

SACO I TRUST 2005-5
Payment Date:
Prior Payment:
Next Payment:
Record Date:
31-Aug-05
25-Aug-05
N/A
26-Sep-05
24-Aug-05
Mortgage Pass-Through Certificates, Series 2005-5
ABN AMRO Acct: 722835.1
Realized Loss Detail
Period
Disclosure
Control #
Appraisal
Date
Appraisal
Value
Beginning
Scheduled
Balance
Gross
Proceeds
Gross Proceeds
as a % of
Sched. Balance
Aggregate
Liquidation
Expenses *
Net
Liquidation
Proceeds
Net Proceeds
as a % of
Sched. Balance
Realized
Loss
Revised Date:
Group I Loans
Current Total
Cumulative
31-Aug-2005 - 09:12 (W547- W575,W706) (c) 2005 LaSalle Bank N.A.

* Aggregate liquidation expenses also include outstanding P&I advances and unpaid servicing fees, unpaid trustee fees, etc..

SACO I TRUST 2005-5
Payment Date:
Prior Payment:
Next Payment:
Record Date:
31-Aug-05
25-Aug-05
N/A
26-Sep-05
24-Aug-05
Mortgage Pass-Through Certificates, Series 2005-5
ABN AMRO Acct: 722835.1
Realized Loss Detail
Period
Disclosure
Control #
Appraisal
Date
Appraisal
Value
Beginning
Scheduled
Balance
Gross
Proceeds
Gross Proceeds
as a % of
Sched. Balance
Aggregate
Liquidation
Expenses *
Net
Liquidation
Proceeds
Net Proceeds
as a % of
Sched. Balance
Realized
Loss
Revised Date:
Group II HELOCs
Current Total
Cumulative
31-Aug-2005 - 09:12 (W547- W575,W706) (c) 2005 LaSalle Bank N.A.

* Aggregate liquidation expenses also include outstanding P&I advances and unpaid servicing fees, unpaid trustee fees, etc..